CCC Announces Appointment of New Board Member

Healthcare and Technology Executive Neil de Crescenzo Brings Decades of Experience in Scaling Technology and Value Creation

CHICAGO – November 6, 2024 – CCC Intelligent Solutions Holdings Inc. (CCC) (NASDAQ:CCCS), a leading cloud platform provider powering the P&C insurance economy, is pleased to announce the appointment of Neil de Crescenzo to its Board of Directors. Mr. de Crescenzo brings decades of expertise in the healthcare and technology sectors and proven success in deploying technology at scale across industries. His addition strengthens CCC’s commitment to bolstering its market position and driving long-term value for all stakeholders.

“We are thrilled to welcome Neil to our Board as an independent director,” said Githesh Ramamurthy, Chairman and CEO of CCC. “Neil has an exceptional track record in creating material value through the delivery of technology in markets critical to CCC’s growth strategy. He brings valuable insights that align with CCC’s mission to deliver intelligent solutions that empower our customers to operate at the speed of change in an ever-evolving industry. His perspective will enhance our ability to serve clients, expand into new markets, and fuel our next phase of growth.”

Mr. de Crescenzo has been a CEO and senior executive leading some of the largest and most impactful organizations in the global healthcare information technology industry. Most recently and up until October 2023, Mr. de Crescenzo was CEO of Optum Insight, a division of UnitedHealth Group with $18.5 billion in revenue.

Prior to Optum’s acquisition of Change Healthcare, Mr. de Crescenzo served as Change Healthcare’s CEO, where he nearly quadrupled the company’s financial performance and led the company through its NASDAQ IPO in 2019.

Previously, Mr. de Crescenzo held senior roles at Oracle, where he led global teams across life sciences and healthcare, and at IBM, where he drove double-digit growth in healthcare consulting.

I’m honored to join CCC’s journey at such a pivotal time,” said de Crescenzo. “Githesh and the CCC team have built a tremendous business with exciting prospects for growth and transformation, and a long history of driving meaningful impact for clients and stakeholders.”

The addition of Mr. de Crescenzo reflects CCC’s commitment to building a Board of Directors with experienced and forward-thinking leaders to support the company’s vision for growth and market expansion.

About CCC

CCC Intelligent Solutions Inc. (CCC), a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCCS), is a leading cloud platform provider for the multi-trillion-dollar P&C insurance economy, creating intelligent experiences for insurers, repairers, automakers, part suppliers, and more. The CCC Intelligent Experience (IX) Cloud™ platform, powered by proven AI and an innovative event-based architecture, connects more than 35,000 businesses to power customized applications and platforms for optimal outcomes and personalized experiences that just work. Through purposeful innovation and the strength of its connections, CCC technologies empower the people and industry relied upon to keep lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,”

“project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements regarding future use and performance of CCC’s digital solutions. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, competition, including technological advances and new products marketed by competitors; changes to applicable laws and regulations; and other risks and uncertainties, including those included under the header “Risk Factors” in CCC’s filings with the Securities and Exchange Commission (“SEC”), including the Form 10-K filed February 28, 2024, which can be obtained, without charge, at the SEC’s website (www.sec.gov). The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Media Contact:

Laura Weber

Senior Manager, Public Relations

773-960-7144

lweber@cccis.com